EXHIBIT 8(d)

                          USAA Transfer Agency Company


                         Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                             Aggressive Growth Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Aggressive Growth Fund - charge per account             $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Aggressive Growth Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      -----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                                  Growth Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Growth Fund - charge per account                  $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Growth Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      -----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Growth & Income Fund


--------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Growth & Income Fund - charge per account              $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Growth & Income Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      ----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                                  Income Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Income Fund - charge per account                       $25.50



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Income Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     -----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                               Income Stock Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   Income Stock Fund - charge per account                  $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Income Stock Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      ----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Short-Term Bond Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Short-Term Bond Fund - charge per account                $25.50



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Short-Term Bond Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                               Money Market Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


     Money Market Fund - charge per account                $25.50



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Money Market Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                           Science & Technology Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Science & Technology Fund - charge per account           $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Science & Technology Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      ----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                            First Start Growth Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   First Start Growth Fund - charge per account            $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
First Start Growth Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                         High-Yield Opportunities Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  High-Yield Opportunities Fund - charge per account         $25.50



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
High-Yield Opportunities Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President




Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                          Intermediate-Term Bond Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   Intermediate-Term Bond Fund - charge per account        $25.50



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Intermediate-Term Bond Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      ------------------------                     ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Small Cap Stock Fund


-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Small Cap Stock Fund - charge per account            $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Small Cap Stock Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:   /S/ TERRI L. LUENSMANN
      ------------------------                      ----------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President



Date: August 1, 2001                          Date: August 1, 2001

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUND, INC.
                              Capital Growth Fund



-------------------------------------------------------------------------------
GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Capital Growth Fund - charge per account               $23.00



USAA MUTUAL FUND, INC.                        USAA TRANSFER AGENCY COMPANY
Capital Growth Fund



By:   /S/ CHRISTOPHER W. CLAUS                By:  /S/ TERRI L. LUENSMANN
      -------------------------                    ----------------------
      Christopher W. Claus                         Terri L. Luensmann
      President                                    Vice President



Date: August 1, 2001                          Date: August 1, 2001